UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

ORION PROPERTIES INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-40873	87-1656425
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

2398 E. Camelback Road, Suite 1060
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(602)	698-1002
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.001 par value per share	ONL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 3, 2025, the Board of Directors of Orion Properties Inc. (the “Company”) approved, subject to stockholder approval, an amendment and restatement of the Orion Properties Inc. 2021 Equity Incentive Plan (as amended and restated, the "Amended 2021 Plan"), the primary purpose of which is to increase by 4,600,000 shares the maximum aggregate number of shares of common stock issuable under the Amended 2021 Plan from 3,700,000 to 8,300,000. As described below, the Company’s stockholders approved the Amended 2021 Plan at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 14, 2025.
The Amended 2021 Plan is described in the section entitled “Proposal 2: Amendment and Restatement of the 2021 Equity Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 21, 2025, and which description is incorporated herein by reference.
The foregoing description of the Amended 2021 Plan is qualified in its entirety by reference to the full text of the Amended 2021 Plan, which is attached hereto as Exhibit 10.1 and also incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 14, 2025, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of Paul H. McDowell, Reginald H. Gilyard, Kathleen R. Allen, Richard J. Lieb and Gregory J. Whyte to serve on the Company’s Board of Directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify; (ii) the approval of the Amended 2021 Plan; and (iii) the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. As of March 14, 2025, the record date for the Annual Meeting, there were outstanding 56,170,808 shares of the Company’s common stock, par value $0.001 per share. The Company’s stockholders elected all five director nominees to serve on the Board of Directors, approved the Amended 2021 Plan, and ratified the appointment of KPMG. The full results of the matters voted on at the Annual Meeting are set forth below:

Proposal 1 - Election of Directors:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Paul H. McDowell	30,942,147	2,405,130	88,753	10,325,114
Reginald H. Gilyard	29,720,333	3,622,974	92,723	10,325,114
Kathleen R. Allen	30,144,080	3,186,143	105,807	10,325,114
Richard J. Lieb	30,923,495	2,424,382	88,153	10,325,114
Gregory J. Whyte	30,146,588	3,204,566	84,876	10,325,114

Proposal 2 - Approval of the Amended 2021 Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,653,858	8,596,628	1,185,544	10,325,114

Proposal 3 - Ratification of the Appointment of KPMG as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025:

Votes For	Votes Against	Abstain	Broker Non-Votes
43,240,119	451,490	69,535	*

*No broker non-votes were recorded in connection with Proposal No. 3.
No other proposals were submitted to a vote of the Company's stockholders at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*	Amended and Restated Orion Properties Inc. 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
____________________________________
*     Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION PROPERTIES INC.

By:	/s/ Paul H. McDowell
Name:	Paul H. McDowell
Title:	Chief Executive Officer and President

Date: May 14, 2025